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                                                                    EXHIBIT 4.18

                                                                  EXECUTION COPY

                                    SECOND PRIORITY COLLATERAL AGREEMENT dated
                           as of December 23, 2003, among LAND O'LAKES, INC. (the "Company"), the SUBSIDIARIES LISTED IN SCHEDULE I (together with any Subsidiary of the Company that becomes a party to this Agreement pursuant to Section
                           7.16 hereof, the "Guarantors") and U.S. Bank National Association, as Collateral Agent.

                                   WITNESSETH:

                  WHEREAS, pursuant to the terms, conditions and provisions of
(a) the Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), among the Company, the Guarantors and U.S. Bank National Association, as trustee (the "Trustee"), and (b) the Purchase Agreement dated as of December 12, 2003 (the "Purchase Agreement"), among the Company, the Guarantors and J.P. Morgan Securities Inc. (the "Initial Purchasers"), the Company is issuing $175,000,000 aggregate principal amount of 9% Senior Secured Notes due 2010 and may issue, from time to time, additional notes in accordance with the provisions of the Indenture (collectively, the "Notes"), which will be guaranteed on a senior secured basis by each of the Guarantors;

                  WHEREAS, pursuant to the Guarantee and Collateral Agreement dated as of October 11, 2001 (as amended, supplemented or otherwise modified from time to time, the "First Priority Collateral Agreement"), among the Company, each of the subsidiaries of the Company party thereto or which becomes a party thereto pursuant to the Credit Agreements referred to below (together with the Company, each a "Credit Agreement Grantor" and, collectively, the "Credit Agreement Grantors") and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as collateral agent, the Credit Agreement Grantors have granted to the Credit Facilities Collateral Agent (as defined below) a first-priority lien and security interest in the Collateral (as defined below) in connection with (i) the Credit Agreement dated as of October 11, 2001 (as amended, supplemented or otherwise modified from time to time, the "Term Credit Agreement") among the Company, the lenders party thereto and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent, and (ii) the Amended and Restated Five-Year Credit Agreement dated as of October 11, 2001 (as amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement" and together with the Term Credit Agreement, the "Credit Agreements"), among the Company, the lenders party thereto, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent, and CoBank, ACB as co-administrative agent;

                  WHEREAS, the Company, the Collateral Agent and the Credit Facilities Collateral Agent have entered into a Lien Subordination and Intercreditor Agreement, dated as of the date hereof (the "Intercreditor Agreement") together with the Guarantors,

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pursuant to which the lien upon and security interest in the Collateral granted by this Agreement are and shall be subordinated in all respects to the lien upon and security interest in the Collateral granted pursuant to, and subject to the terms and conditions of, the Senior Obligations Security Documents;

                  WHEREAS, each Grantor is executing and delivering this Agreement pursuant to the terms of the Indenture to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes; and

                  WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

                  NOW, THEREFORE, for and in consideration of the premises, and of the mutual covenants herein contained, and in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, each Grantor and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Certain Defined Terms. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Indenture. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

                  (b) The rules of construction specified in Section 1.04 of the Indenture also apply to this Agreement.

                  SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "Account Debtor" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of, an Account.

                  "Accounts" means all Accounts (as defined in the New York Uniform Commercial Code) and Account Assets with respect to such Accounts, including those related to the dairy businesses of the Grantors and payable to such parties, including, but not limited to, accounts receivable generated from the marketing and sale of milk, butter, cheese, cream products, dairy and non-dairy spreads, whey, non-fat dry milk, cocoa, and other dairy or dairy related products sold for consumer use, licensing fees relating to dairy products and dairy related services, and the proceeds thereof, but specifically excluding the CoBank Accounts and the Account Assets with respect to such CoBank Accounts.

                  "Collateral" has the meaning assigned to such term in Section 4.01.

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                  "Copyright License" means any written agreement, now or
hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                  "Copyrights" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

                  "Credit Agreements" has the meaning assigned to such term in the preamble of this Agreement.

                  "Credit Facilities Collateral Agent" means JPMorgan Chase Bank, in its capacity as collateral agent under the Credit Agreements and the Credit Facilities Security Documents, and its successors in such capacity.

                  "Credit Facilities Security Documents" has the meaning assigned to such term in the Intercreditor Agreement.

                  "Equipment" means all Equipment (as defined in the New York
UCC), but specifically excluding the following: (x) the (i) Niro Dryer (Asset No. 216376), (ii) Niro Dryer (Asset No. 216392), (iii) Niro Dryer (Asset No. 216394), (iv) APV Evaporator (Asset No. 216391), (v) APV Evaporator (Asset No. 216435), (vi) APV Evaporator (Asset No. 216436), (vii) Simmon butter churn (Asset No. 216461), (viii) Two Rodgers Dryers - Carlisle Expansion (Asset No. 224922), and (ix) GEA Evaporator - Carlisle Expansion (Asset No. 226443) owned by the Company and currently located at its Carlisle, Pennsylvania plant, (y) any improvements, model conversions, additions, accessions, attachments, replacements and substitutions of, for and to any of the foregoing, and (z) any proceeds (as defined by the Pennsylvania Uniform Commercial Code) of the foregoing.

                  "Equity Interests" means shares of capital stock, interests in a cooperative corporation, partnership interests, membership interests in a limited liability company, beneficial interests in a trust (other than any trust subject to ERISA or non-qualified benefit plans) or other equity ownership interests in a Person.

                  "Federal Securities Laws" has the meaning assigned to such term in Section 5.04.

                  "First Priority Collateral Agreement" has the meaning assigned to such term in the preamble of this Agreement.

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                  "General Intangibles" means all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

                  "Grantors" means the Company and the Guarantors.

                  "Guarantors" has the meaning assigned to such term in the preamble of this Agreement.

                  "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Indebtedness" has the meaning assigned to such term in the Credit Agreements.

                  "Indenture" has the meaning assigned to such term in the preamble of this Agreement.

                  "Indenture Documents" means the Indenture, the Notes, this Agreement, the other Security Documents and the Intercreditor Agreement, as such agreements may be amended, supplemented or otherwise modified from time to time.

                  "Initial Purchasers" has the meaning assigned to such term in the preamble of this Agreement.

                  "Intellectual Property" means all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "Intercreditor Agreement" has the meaning assigned to such term in the preamble of this Agreement.

                  "License" means any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III.

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                  "Lien" means any mortgage, pledge, security interest,
encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

                  "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Non-Pledged Equity Interests" means Equity Interests owned by any Grantor which do not constitute Pledged Collateral.

                  "Noteholders" means the holders of the Notes.

                  "Note Obligations" means all obligations of the Company and the Guarantors under the Indenture, the Notes and the other Indenture Documents, including obligations to the Trustee and the Collateral Agent, whether for payment of principal of, interest (including additional interest, if any) or premium on the Notes and all other monetary obligations of the Company and the Guarantors under the Indenture, the Notes and the other Indenture Documents, whether for fees, expenses, indemnification or otherwise.

                  "Notes" has the meaning assigned to such term in the preamble of this Agreement.

                  "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                  "Patents" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Perfection Certificate" means a certificate substantially in the form of Annex II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the chief financial officer and the chief legal officer of the Company.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 3.01.

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                  "Pledged Debt Securities" has the meaning assigned to such term in Section 3.01.

                  "Pledged Securities" means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

                  "Pledged Stock" has the meaning assigned to such term in
Section 3.01.

                  "Pledgors" means the Company and the Guarantors.

                  "Proceeds" has the meaning specified in Section 9-102 of the New York UCC.

                  "Purchase Agreement" has the meaning assigned to such term in the preamble of this Agreement.

                  "Revolving Credit Agreement" has the meaning assigned to such term in the preamble of this Agreement.

                  "Secured Parties" means, at any time, the Trustee, the Collateral Agent and each other holder of, or obligee in respect of, any Note Obligations outstanding at such time.

                  "Security Documents" means this Agreement and any other document or instrument pursuant to which a Lien is granted by the Company or any Guarantor to secure any Note Obligations or under which rights or remedies with respect to such Lien are governed, as such agreements may be amended, modified or supplemented from time to time.

                  "Security Interest" has the meaning assigned to such term in
Section 4.01.

                  "Seed" means crop seed (including, but not limited to, seed for soybeans, corn, alfalfa, forage and turf grasses).

                  "Senior Collateral Agent" has the meaning assigned to such term in the Intercreditor Agreement.

                  "Senior Obligations" has the meaning assigned to such term in the Intercreditor Agreement.

                  "Senior Obligations Documents" means any Senior Obligations Security Documents and any instrument or document under which any Senior Obligations have been issued or incurred.

                  "Senior Obligations Security Documents" has the meaning assigned to such term in the Intercreditor Agreement.

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                  "Term Credit Agreement" has the meaning assigned to such term in the preamble of this Agreement.

                  "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Trademarks" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  "Trustee" has the meaning assigned to such term in the preamble of this Agreement.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date hereof.

                                   ARTICLE II

                                Other Agreements

                  SECTION 2.01. Intercreditor Agreement. Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the Senior Obligations Security Documents. In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

                  SECTION 2.02. Indenture. In the event of any conflict or inconsistency between the provisions of this Agreement and the Indenture, the provisions of the Indenture shall control.

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                                   ARTICLE III

                              Pledge of Securities

                  SECTION 3.01. Pledge. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, as security for the payment or performance, as the case may be, in full of the Note Obligations, each Pledgor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Pledgor's right, title and interest in, to and under (a)(i) the Equity Interests owned by such Pledgor and listed on
Schedule II, (ii) all other Equity Interests of Farmland Feed (as defined in the Credit Agreements) or any wholly owned Restricted Subsidiary of the Company or Farmland Feed obtained by such Pledgor in the future which is required to be pledged under this Agreement pursuant to Section 11.10(b) of the Indenture, and
(iii) all other Equity Interests obtained in the future by such Pledgor which are pledged to secure any Senior Obligations, and in each case the certificates, if any, representing all such Equity Interests (the "Pledged Stock"): provided that the Pledged Stock shall not include (A) more than 65% of the issued and outstanding Voting Stock of any Foreign Subsidiary, (B) the Capital Stock of LOL Farmland Feed SPV, LLC or any other Securitization Vehicle, or (C) any Excluded Securities; (b)(i) the debt securities owned by such Pledgor and listed opposite the name of such Pledgor on Schedule II and (ii) any debt securities in the future issued to such Pledgor which are pledged to secure any Senior Obligations, and in each case the promissory notes and other instruments, if any, evidencing such debt securities (the "Pledged Debt Securities"); (c) all property of any nature not described in clause (a) or (b) above that may be delivered to and held by a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) pursuant to the terms of this
Section 3.01; (d) subject to Section 3.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.05, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged Collateral").

                  TO HAVE AND TO HOLD the Pledged Collateral, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                  SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) any and all Pledged Securities, unless such Pledged Securities have previously been delivered to a Senior

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Collateral Agent (or, after the Discharge of Priority Lien Obligations, the
Collateral Agent).

                  (b) Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) pursuant to the terms hereof; provided that no promissory note shall be necessary in the case of Indebtedness owing by the Company to any Restricted Subsidiary or by any Restricted Subsidiary to any other Restricted Subsidiary or to the Company so long as such Indebtedness, if ever represented by a promissory note, is pledged pursuant to this Agreement. Notwithstanding the foregoing, all Indebtedness of Subsidiaries (other than Restricted Subsidiaries) and third parties that is owing to the Company or any Restricted Subsidiary shall be pledged pursuant to this Agreement and a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) shall have received all such promissory notes, if any, together with instruments of transfer with respect thereto endorsed in blank within ten days after the Closing Date; provided, that if after ten days following the Closing Date, a promissory note which evidences such Indebtedness is created or found, such promissory note will be pledged to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), as set forth in this paragraph. For purposes of this
Section 3.02(b) only, the term "Restricted Subsidiary" shall have the meaning ascribed thereto in the Credit Agreements.

                  (c) Upon delivery to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) and by such other instruments and documents as such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

                  SECTION 3.03. Representations, Warranties and Covenants. The Pledgors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

                  (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the capital stock of the issuer thereof represented by such Pledged Stock and Schedule II sets forth all Pledged Stock and Pledged Debt Securities pledged to the Credit Facilities Collateral Agent as of

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         the date hereof pursuant to the First Priority Collateral Agreement except for the Equity Interests of LOL Farmland Feed SPV, LLC;

                  (b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

                  (c) except for the security interests granted hereunder and Permitted Collateral Liens, each of the Pledgors (i) is and will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor,
         (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant hereto, and (iv) subject to Section 3.05, will cause any and all Pledged Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) and pledged or assigned hereunder; provided that nothing herein shall prohibit a sale, assignment, transfer or other disposition of the Pledged Collateral not prohibited by the Indenture;

                  (d) except for restrictions and limitations imposed by the Indenture Documents, the Senior Obligations Documents, any Designated Junior Obligations Security Documents (as defined in the Intercreditor Agreement), any Designated Junior Obligations Governing Documents (as defined in the Intercreditor Agreement) or securities laws generally or
         Section 11.1 of the Limited Liability Company Agreement of Farmland Feed, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

                  (e) each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Collateral Liens), however arising, of all Persons whomsoever;

                  (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

                  (g) by virtue of the execution and delivery by the Pledgors of this Agreement and the Intercreditor Agreement, upon delivery to a Senior Collateral

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         Agent (or, after the Discharge of Priority Lien Obligations, the
         Collateral Agent) of the Pledged Securities (or, in the case of Pledged Securities which are now in the possession of the Credit Facilities Collateral Agent, upon the execution and delivery of the Intercreditor Agreement) the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Note Obligations;

                  (h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein; and

                  (i) all Pledged Securities have been delivered to the Credit Facilities Collateral Agent in accordance with Section 3.02.

                  SECTION 3.04. Registration in Nominee Name; Denominations. Each Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its name as agent for the Noteholders, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent). Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. After the Discharge of Priority Lien Obligations, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement and the Intercreditor Agreement.

                  SECTION 3.05. Voting Rights: Dividends and Interest, etc. (a) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, unless and until an Event of Default shall have occurred and be continuing and a Senior Collateral Agent (or, if after the Discharge of Priority Lien Obligations, the Collateral Agent) shall have notified the Pledgors that their rights under this Section are being suspended:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the Indenture Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Indenture Documents, or the ability of the Secured Parties to exercise the same.

                  (ii) After the Discharge of Priority Lien Obligations, the Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such

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         Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

                  (iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) in the same form as so received (with any necessary endorsement).

                  (b) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, after a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) shall have notified the Pledgors of the suspension of their rights under paragraph (a)(iii) of this Section 3.05 (or, prior to the Discharge of Priority Lien Obligations, under any comparable provision of any Senior Obligations Security Document), then all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.05 shall cease, and all such rights shall thereupon become vested in such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section
3.05 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall, subject to the provisions of the Intercreditor Agreement, be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.05 and that remain in such account.

                  (c) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, after a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) shall have notified the Pledgors of the suspension of their rights under paragraph (a)(i) of this Section 3.05 (or, prior to the Discharge of Priority Lien Obligations, under any comparable provision of any Senior Obligations Security Document), then all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.05, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.05, shall cease, and all such rights shall thereupon become vested in such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, and to the extent consistent with the Intercreditor Agreement, after the Discharge of Priority Lien Obligations, unless otherwise directed by holders of at least 25% in aggregate principal amount of the outstanding Notes, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights.

                  (d) Any notice given by a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) to the Pledgors suspending their rights under paragraph (a) of this Section 3.05 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) in its sole and absolute discretion) and without waiving or otherwise affecting the right of such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE IV

                     Security Interests in Personal Property

                  SECTION 4.01. Security Interest. (a) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, as security for the payment or performance, as the case may be, in full of the Note Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the "Security Interest"), in all right, title or interest now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest in, to or under the following (collectively, the "Collateral"):

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Documents;

                  (iv) all Equipment;

                  (v) all General Intangibles (other than Non-Pledged Equity Interests);

                  (vi) all Instruments;

                  (vii) all Inventory;

                  (viii) all Seed;

                  (ix) all Investment Property (other than Non-Pledged Equity Interests);

                  (x) all books and records pertaining to the Collateral; and

                  (xi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that Collateral shall not include (i) CoBank Accounts and Account Assets with respect to CoBank Accounts, or (ii) any right, title or interest of any Grantor in, to or under any assets subject to any Liens securing Indebtedness permitted under Section 4.03(b)(vii) of the Indenture, to the extent the documents or instruments evidencing, governing or securing such Liens prohibit the grant of other Liens on such assets or the right, title and interest of such Grantor therein without the consent of the holder of such Indebtedness and after such Grantor has used its commercially reasonable efforts to obtain the consent of such holder, such consent has not been obtained.

                  (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether the Grantor is an organization, the type of organization and any organizational identification number issued to the Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates. The Grantor agrees to provide such information to the Collateral Agent promptly upon request. The financing statements filed hereunder may describe the Collateral as "all assets."

                  Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent is further authorized to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party, such filing to be in substantially the form of Exhibits A-l, A-2 and A-3.

                  (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                  SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

                  (a) each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained or the absence of any consent or approval relating only to immaterial portions of the Collateral;

                  (b) (i) the Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of such Grantor, is correct and complete in all material respects. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction (other than the filing of the documents described in this Section 4.02(b)(i), and except as provided under applicable law with respect to the filing of continuation statements); and (ii) each Grantor represents and warrants that a fully executed agreement substantially in the form of Exhibits A-l, A-2 and A-3 hereto and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights, have been or, in the case of United States registered Copyrights, will be, within one month after the execution of this Agreement, delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of United States Patents, United States Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than the filing of the documents described in Section 4.02(b)(i) and the recording of the documents described in this Section 4.02(b)(ii) in accordance with
         Section 4.02(c)(iii), and other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof);

                  (c) the Security Interest constitutes (i) a legal and valid security interest in all the Collateral securing the payment and performance of the Note Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of an agreement in substantially the form of Exhibits A-l, A-2 and A-3 hereto with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. Section 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is prior to any other Lien on any of the Collateral, other than Permitted Collateral Liens; and

                  (d) the Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Collateral Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Collateral Liens.

                  SECTION 4.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name,
(ii) in the location of its chief executive office, any office in any jurisdiction that has not adopted Revised Article 9 of the Uniform Commercial Code in which it maintains books or records relating to Collateral owned by it or at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the preceding sentence. Each Grantor agrees not to effect or permit any change referred to in the first sentence of this paragraph unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral in which the Security Interest can be perfected by filing, recording or registration in the United States (or any political subdivision thereof). Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

                  (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, (but not more often than once per calendar year in the absence of an Event of Default) promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

                  (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to the Indenture, the Company shall deliver to the Collateral Agent a certificate executed by the chief financial officer and the chief legal officer of the Company setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.03(c). Each certificate delivered pursuant to this Section 4.03 (c) shall identify in the format of
Schedule III all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

                  (d) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Collateral against all persons other than the holders of Permitted Collateral Liens and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien other than Permitted Collateral Liens.

                  (e) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), duly endorsed in a manner satisfactory to such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent). If any limited liability company membership interests or limited partnership interests held by any Grantor shall become "securities" within the meaning of Sections 8- 102 and 8-103(c) of the New York UCC, any certificates evidencing such securities shall immediately be pledged and delivered to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), duly endorsed in a manner satisfactory to such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent).

                  Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks.

                  (f) The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification (but not more often than twice per calendar year in the absence of an Event of Default). The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

                  (g) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, at its option, the Collateral Agent may discharge past due taxes, assessments, charges or fees not permitted under the Credit Agreements (as defined in the Indenture) or Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Indenture, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(g) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Indenture Documents.

                  (h) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account having a value in excess of $1,000,000 (provided that such dollar limitation shall not apply to any intercompany Indebtedness), such Grantor shall promptly assign such security interest to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent). Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

                  (i) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

                  (j) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral that would be prohibited by the Indenture. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of all material items of Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business, (b) unless and (in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement) until the Collateral Agent shall notify the Grantors (which notice may be given by telephone if promptly confirmed in writing) that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral, the Grantors may use and transfer or otherwise dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement or any Indenture Document, and (c) Inventory may be in the possession or control of a warehouseman, bailee, agent or processor (subject to the terms of the next succeeding sentence). Without limiting the generality of the foregoing, each Grantor agrees that it shall use commercially reasonable efforts not to permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance satisfactory to the Collateral Agent, that such bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) without further consent from the Grantor, and that such warehouseman, agent, bailee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise; provided, however, that notwithstanding the foregoing, the requirement to notify and obtain any acknowledgment or waiver from any warehouseman, bailee, agent or processor of the Security Interest shall only apply to such locations where Inventory is held where the value of such Inventory exceeds $2,000,000, based on the highest value of such Inventory at June 30 of the preceding fiscal year.

                  (k) None of the Grantors will, without the prior written consent of a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), grant any extension of the time of payment of any Accounts included in the Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

                  (l) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment with financially sound and reputable insurers and against such risks as are customarily insured against by Persons engaged in the same or similar business, and of such types and in such amounts as are customarily carried under similar circumstances by such Persons. Subject to the Intercreditor Agreement, each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. Subject to the Intercreditor Agreement, in the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. Subject to the Intercreditor Agreement, all sums disbursed by the Collateral Agent in connection with this Section 4.03(1), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Note Obligations secured hereby.

                  (m) Each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Chattel Paper and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Chattel Paper have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

                  SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, each Grantor agrees, in each case at such Grantor's own expense and in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, to take the following actions with respect to the following
Collateral:

                  (a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign and deliver the same to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), accompanied by such instruments of transfer or assignment duly executed in blank as such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) may from time to time specify.

                  (b) Investment Property. If any Grantor shall at any time hold or acquire any certificated securities which constitute Collateral, such Grantor shall forthwith endorse, assign and deliver the same to a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), accompanied by such instruments of transfer or assignment duly executed in blank as such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) may from time to time specify. If any securities which constitute Collateral now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify each Senior Collateral Agent and the Collateral Agent thereof and, at the request and option of a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), pursuant to an agreement in form and substance satisfactory to such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), either (a) cause the issuer to agree to comply with instructions from such Senior Collateral Agent (or, after the Discharge of Priority

         Lien Obligations, the Collateral Agent) as to such securities, without further consent of any Grantor or such nominee, or (b) arrange for such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) to become the registered owner of the securities. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which any Senior Collateral Agent or the Collateral Agent is the securities intermediary.

                  (c) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in
         Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify each Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) thereof and, at the request of a Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent), shall take such action as such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) may reasonably request to vest in such Senior Collateral Agent (or, after the Discharge of Priority Lien Obligations, the Collateral Agent) control under New York UCC Section 9-105 of such electronic chattel paper or control under
         Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

                  SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by any such Patent (other than Patents claiming a process or method) with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                  (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Registered Trademark material to the conduct of such Grantor's business, (1) maintain such Trademark registration in full force as long as the Trademark is being used, (2) maintain the quality of products and services offered under such Trademark, (3) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (4) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adapt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                  (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

                  (e) When any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, or an application to register any trademark or copyright with the United States Patent and Trademark Office or United States Copyright Office it will promptly inform the Collateral Agent, and, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; provided, however that such power of attorney may only be exercised in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement following (i) such Grantor's failure to take all necessary actions as set forth in this paragraph or (ii) upon the occurrence and during the continuance of an Event of Default.

                  (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, declarations of use, declarations of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                  (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                  (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designees for the benefit of the Secured Parties in accordance with, and to the extent consistent with, the Intercreditor Agreement.

                  SECTION 4.06. Compliance with the TIA. To the extent applicable, the Company will comply with TIA Section 314(b), relating to opinions of counsel regarding the Lien and Security Interest created pursuant to this Agreement and the other Indenture Documents.

                                    ARTICLE V

                                    Remedies

                  SECTION 5.01. Remedies upon Default. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, (i) each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral or Pledged Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate and (ii) the Collateral Agent shall have the ability to direct the Company to give its consent in connection with the sale, transfer or other disposition of its membership interest in Farmland Feed. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral or Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral or Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor or Pledgor, and the Grantors and Pledgors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor or Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent shall give the Grantors and Pledgors 10 days' written notice (which each Grantor or Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral or Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral or Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral or Pledged Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral or Pledged Collateral is made on credit or for future delivery, the Collateral or Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral or Pledged Collateral so sold and, in case of any such failure, such Collateral or Pledged Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor or Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor or Pledgor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor or Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or Pledged Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor or Pledgor shall be entitled to the return of the Collateral or Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Note Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. The Collateral Agent recognizes that its ability to sell membership interests or require the registration of such membership interests pursuant to Section 5.05 of this Agreement is subject to Section 11.1 of the Limited Liability Company Agreement of Farmland Feed in the case of Farmland Feed and its subsidiaries.

                  Until the Collateral Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts, for the benefit and on behalf of the Collateral Agent and the other Secured Parties, provided, however, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default.

                  In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right to notify each Account Debtor of the occurrence of such Event of Default and have the right to direct the payment of each Account Debtor away from each Grantor's regular account and into an account established by the Collateral Agent. Each Grantor agrees to use all reasonable efforts to cooperate with the Collateral Agent and each Account Debtor to cause all payments on Accounts to be paid directly into the account established by the Collateral Agent. In the event any Grantor receives payments directly that otherwise should be paid to the Collateral Agent, as provided herein, such Grantor will promptly remit such amount to the Collateral Agent, subject to its obligations under any Senior Obligations Security Documents.

                  SECTION 5.02. Application of Proceeds. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement (and subject to the terms of any Other Intercreditor Agreements), the Collateral Agent shall apply the proceeds of any collection or sale of Collateral or Pledged Collateral, as well as any Collateral or Pledged Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement or any other Indenture Document, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Indenture Document on behalf of any Grantor or Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Indenture Document;

                  SECOND, to the payment in full of the Note Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Note Obligations owed to them on the date of any such distribution) in the manner provided in the Indenture; and

                  THIRD, to the Grantors and Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

In accordance with, and to the extent consistent with the Intercreditor Agreement and the Indenture (and subject to the terms of any Other Intercreditor Agreements), the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral or Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral or Pledged Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 5.03. Grant of License to Use Intellectual Property. In accordance with, and to the extent consistent with the Intercreditor Agreement and the Indenture, and for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license but subject to the terms, conditions or restrictions of any existing license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent (after the Discharge of Priority Lien Obligations), upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                  SECTION 5.04. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                  SECTION 5.05. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Company at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each

Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefor agrees that its agreements contained in this Section 5.05 may be specifically enforced.

                                   ARTICLE VI

                            Indemnity and Subrogation

                  SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantor may have under applicable law (but subject to Section 6.03), the Company agrees that in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Company shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

                  SECTION 6.02. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor"), agrees (subject to Section 6.03) that, in the event any assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Company as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantor on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

                  SECTION 6.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantor under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Note Obligations. No failure on the part of the Company or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the Note Obligations and liabilities of any Guarantor with respect to its Note Obligations hereunder, and each Guarantor shall remain liable for the full amount of the Note Obligations of such Guarantor hereunder.

                                   ARTICLE VII

                                  Miscellaneous

                  SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.02 of the Indenture or, if to any Senior Collateral Agent, as provided in the relevant Senior Obligations Documents. All communications and notices hereunder to any Grantor other than the Company shall be given to it in care of the Company.

                  SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Indenture Document, any agreement with respect to any of the Note Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Note Obligations, or any other amendment or waiver of or any consent to any departure from any Indenture Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Note Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Pledgor in respect of the Note Obligations or this Agreement.

                  SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in the Indenture Documents and in the certificates or other instruments delivered in connection with or pursuant to any Indenture Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Indenture Documents, and the purchase and resale of the Notes by the Initial Purchasers, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent or the Initial Purchasers may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Note Obligations were incurred, and, in the case of any covenant or agreement, shall continue in full force and effect as long as any Note Obligation or any fee or any other amount payable under this Agreement is outstanding and unpaid.

                  SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Indenture. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

                  SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successor and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor and each Pledgor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral or Pledged Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor or Pledgor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Indenture Documents, each Grantor and each Pledgor jointly and severally agrees to indemnify the Collateral Agent, the Trustee, the Noteholders and each Affiliate of the foregoing persons (each an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral or Pledged Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, negligence or wilful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Note Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Indenture Document, the consummation of the transactions contemplated hereby, the repayment of any of the Note Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any other Indenture Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

                  SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor and each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor or Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, however, that such power of attorney may only be exercised (i) to file any UCC financing statements and continuation statements and (ii) following the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor or Pledgor (a) in the case of a Grantor (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of Accounts to any Account Debtor; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (vii) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; and (b) in the case of a Pledgor (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (ii) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge of the same; (iii) to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto; and (iv) to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agent shall be responsible to any Grantor or Pledgor for any act or failure to act hereunder, except for their own bad faith, negligence or wilful misconduct.

         Notwithstanding anything in this Section 7.07 to the contrary, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.07 unless it does so in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement.

                  SECTION 7.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7.09. Waivers; Amendment, (a) No failure or delay by the Collateral Agent or any Secured Party in exercising any right or power hereunder or under any other Indenture Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and any Secured Party hereunder or under the other Indenture Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Indenture Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except (i) in accordance with the Indenture, or (ii) as otherwise provided in the Intercreditor Agreement.

                  SECTION 7.10. [Intentionally Omitted.]

                  SECTION 7.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute a single contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 7.13. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 7.14. [Intentionally Omitted.]

                  SECTION 7.15. Termination or Release. Collateral shall be released from the pledges and security interests created by this Agreement as and to the extent provided in Article XI of the Indenture.

                  SECTION 7.16. Additional Guarantors. Pursuant to Section 4.12 of the Indenture, the Company is required to cause (a) at any time that any Bank Indebtedness is outstanding, each Subsidiary of the Company that Incurs or enters into a Guarantee of any Bank Indebtedness and (b) at any time that no Bank Indebtedness is outstanding, each domestic and, to the extent no material adverse tax consequences would result therefrom, foreign Restricted Subsidiary of the Company that Incurs any Indebtedness to become a Subsidiary Guarantor and, as promptly as practicable, execute and deliver Security Documents pursuant to which its assets constituting Collateral will be pledged to secure its Subsidiary Guaranty. Upon execution and delivery by the Collateral Agent and any such Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Grantor and Pledgor hereunder with the same force and effect as if originally named as a Grantor and Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor or Pledgor hereunder. The rights and obligations of each Grantor and Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor and Pledgor as a party to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                          LAND O' LAKES, INC.,

                                              by
                                                ________________________________
                                                 Name:
                                                 Title:

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                          ACS STORES, LLC,

                                              by
                                                ________________________________
                                                 Name:
                                                 Title:

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                          ADVANCED BUSINESS CONCEPTS
                                          INTERNATIONAL, LLC,

                                              by
                                                ________________________________
                                                 Name:
                                                 Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       AG2AG, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       AGRICULTURAL INDEMNITY
                                       INSURANCE COMPANY,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       ALLIANCE MILK PRODUCTS, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       AMERICA'S COUNTRY STORES
                                       HOLDINGS, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       AMERICA'S COUNTRY STORES, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       DIAMOND CROSS, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       FMR, INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       FORAGE GENETICS, INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       GOLDEN STATE FEEDS, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       GOLDEN VALLEY DAIRY PRODUCTS,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       L.L. OLDS SEED COMPANY,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       LAND O'LAKES FARMLAND
                                       FEED LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       LAND O'LAKES HOLDINGS, INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       LAND O'LAKES INTERNATIONAL
                                       DEVELOPMENT CORPORATION,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       LOL HOLDINGS II, INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       LOL POWER LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       MILK PRODUCTS, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       NORTH COAST FERTILIZER II, INC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       NORTHWEST FOOD PRODUCTS
                                       COMPANY, INC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       NORTHWEST FOOD PRODUCTS
                                       TRANSPORTATION, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       NUTRA-BLEND, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       PMI NUTRITION, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       PMI AGRICULTURE, L.L.C.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       PMI NUTRITION INTERNATIONAL,
                                       LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       PURINA MILLS, LLC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       QC, INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       QC HOLDINGS INC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

                IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       QC INDUSTRIES INC,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       REALTY LOL, INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       RESEARCH SEEDS, INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       SEED RESEARCH INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       THOMAS PRODUCTS INC.,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Collateral Agent,

                                         by
                                           _____________________________________
                                             Name:
                                             Title:

                                                                   SCHEDULE I TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                  SUBSIDIARIES

ACS Stores, LLC
Advanced Business Concepts International, LLC
AG2AG, LLC
Agricultural Indemnity Insurance Company
Alliance Milk Products, LLC
America's Country Stores Holdings, LLC
America's Country Stores, LLC
Diamond Cross, LLC
FMR, Inc.
Forage Genetics, Inc.
Golden State Feeds, LLC
Golden Valley Dairy Products
L.L. Olds Seed Company
Land O'Lakes Farmland Feed LLC
Land O'Lakes Holdings, Inc.
Land O'Lakes International Development Corporation
LOL Holdings II, Inc.
LOL Power, LLC
Milk Products, LLC
North Coast Fertilizer II, Inc.
Northwest Food Products Company, Inc.
Northwest Food Products Transportation LLC
Nutra-Blend, LLC
PMI Nutrition, LLC
PMI Agriculture, L.L.C.
PMI Nutrition International, LLC
Purina Mills, LLC
QC, Inc.
QC Holdings Inc.
QC Industries, Inc.
Realty LOL, Inc.
Research Seeds, Inc.
Seed Research, Inc.
Thomas Products, LLC

                                                                     SCHEDULE II
                                                          TO THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                EQUITY INTERESTS

                                               Number and
                  Number of     Registered      Class of            Percentage
Issuer           Certificate      Owner          Shares              of Shares
------           -----------      -----          ------              ---------

                                 DEBT SECURITIES

                     Principal
Issuer                 Amount             Date of Note           Maturity Date
------                 ------             ------------           -------------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                   U.S. COPYRIGHTS OWNED BY [NAME OR GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no copyrights are owned. List in numerical order by Registration No.]

                          U.S. Copyright Registrations

Title        Reg. No.           Author
-----        --------           ------

              Pending U.S. Copyright Applications for Registration

Title        Author            Class              Date Filed
-----        ------            -----              ----------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                        Non-U.S. Copyright Registrations
                     [List in alphabetical order by country/
            numerical order by Registration No. within each country]

Country         Title             Reg. No.           Author
-------         -----             --------           ------

            Non-U.S. Pending Copyright Applications for Registration
                    [List in alphabetical order by country.]

Country         Title           Author       Class       Date Filed
-------         -----           ------       -----       ----------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                    LICENSES

[Make a separate page of Schedule III for each Grantor, and state if any Grantor is not a party to a license/sublicense.]

                                     PART I

                   LICENSES/SUBLICENSEES OF [NAME OF GRANTOR]
                           AS LICENSOR ON DATE HEREOF

                                  A. Copyrights

   [List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]

                                 U.S. Copyrights

Licensee Name        Date of License/        Title of '
 and Address            Sublicense         U.S. Copyright       Author     Reg. No.
 -----------            ----------         --------------       ------     --------

                               Non-U.S. Copyrights

                                      Date of            Title of
                Licensee Name        License/            Non-U.S.
Country          and Address        Sublicensee         Copyrights         Author        Reg. No.
-------          -----------        -----------         ----------         ------        --------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                   B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]

                                              U.S. Patents

Licensee Name        Date of License/
 and Address            Sublicense           Issue Date           Patent No.
 -----------            ----------           ----------           ----------

                            U.S. Patent Applications

Licensee Name        Date of License/       Date
 and Address            Sublicense          Filed        Application No.
 -----------            ----------          -----        ---------------

                                Non-U.S. Patents

             Licensee Name      Date of License/         Issue          Non-U.S.
Country       and Address          Sublicense             Date         Patent No.
-------       -----------          ----------             ----         ----------

                          Non-U.S. Patent Applications

              Licensee Name      Date of License/          Date          Application
Country        and Address          Sublicense             Filed             No.
-------        -----------          ----------             -----         -----------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                  C. Trademarks

   [List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                 U.S. Trademarks

Licensee Name          Date of License/
 and Address              Sublicense         U.S. Mark     Reg. Date       Reg. No.
 -----------              ----------         ---------     ---------       --------

                           U.S. Trademark Applications

Licensee Name       Date of License/                             Date          Application
 and Address           Sublicense             U.S. Mark          Filed              No.
 -----------           ----------             ---------          -----         -----------

                               Non-U.S. Trademarks

               Licensee Name      Date of License/       Non-U.S.
Country         and Address         Sublicense             Mark           Reg. Date      Reg. No.
-------         -----------         ----------             ----           ---------      --------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                         Non-U.S. Trademark Applications

           Licensee Name    Date of License/    Non-U.S.     Date    Application
Country     and Address        Sublicense        Mark       Filed        No.
-------    -------------    ----------------    --------    -----    -----------

                                    D. Others

Licensee Name    Date of License    Subject and
   Address         Sublicense          Matter
-------------    ---------------    -----------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                     PART 2

                   LICENSEES/SUBLICENSES OF [NAME OF GRANTOR]
                           AS LICENSEE ON DATE HEREOF

                                  A. Copyrights

   [List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]

                                 U.S. Copyrights

Licensor Name    Date of License/       Title of
 and Address        Sublicense       U.S. Copyright    Author    Reg. No.
-------------    ----------------    --------------    ------    --------

                               Non-U.S. Copyrights

                              Date of       Title of
           Licensor Name      License/      Non-U.S.
Country     and Address     Sublicensee    Copyrights    Author    Reg. No.
-------    -------------    -----------    ----------    ------    --------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                   B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]

                                  U.S. Patents

Licensor Name    Date of License/
 and Address        Sublicense       Issue Date    Patent No.
-------------    ----------------    ----------    ----------

                            U.S. Patent Applications

Licensor Name    Date of License/
and Address         Sublicense       Date Filed    Application No.
-------------    ----------------    ----------    ---------------

                                Non-U.S. Patents

           Licensor Name     Date of License/    Issue     Non-U.S.
Country     and Address         Sublicense        Date    Patent No.
-------    --------------    ----------------    -----    ----------

                          Non-U.S. Patent Applications

           Licensor Name     Date of License/    Date     Application
Country     and Address         Sublicense       Filed        No.
-------    --------------    ----------------    -----    ----------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                  C. Trademarks

   [List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                 U.S. Trademarks

Licensor Name    Date of License/
 and Address        Sublicense       U.S. Mark    Reg. Date    Reg. No.
-------------    ----------------    ---------    ---------    --------

                           U.S. Trademark Applications

Licensor Name    Date of License/                  Date    Application
 and Address        Sublicense       U.S. Mark    Filed        No.
-------------    ----------------    ---------    -----    -----------

                               Non-U.S. Trademarks

           Licensor Name    Date of License/    Non-U.S.
Country     and Address        Sublicense         Mark      Reg. Date    Reg. No.
-------    -------------    ----------------    --------    ---------    --------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                         Non-U.S. Trademark Applications

           Licensor Name    Date of License/    Non-U.S.     Date    Application
Country     and Address        Sublicense         Mark      Filed         No.
-------    -------------    ----------------    --------    -----    -----------

                                    D. Others

Licensor Name    Date of License    Subject
 and Address        Sublicense      Matter
-------------    ---------------    -------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                       PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

                            U.S. Patent Registrations

Patent Numbers                                    Issue Date
--------------                                    ----------

                            U.S. Patent Applications

Patent Application No.                            Filing Date
----------------------                            -----------

                          Non-U.S. Patent Registrations
   [List in alphabetical order by country/numerical order by Patent No. within each country]

Country                   Issue Date                         Patent No.
-------                   ----------                         ----------

                          Non-U.S. Patent Applications
   [List in alphabetical order by country/numerical order by Patent No. within each country]

Country                    Filing Date                  Patent Application No.
-------                    -----------                  ----------------------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application no.]

                          U.S. Trademark Registrations

Mark                           Reg. Date                          Reg. No.
----                           ---------                          --------

                           U.S. Trademark Applications

Mark                           Filing Date                     Application No.
----                           -----------                     ---------------

                          State Trademark Registration
  [List in alphabetical order by state/numerical order by trademark no. within each state]

State                     Mark                    Filing Date             Application No.
-----                     ----                    -----------             ---------------

                        Non-U.S. Trademark Registrations
 [List in alphabetical order by country/numerical order by trademark no. within each country]

Country                    Mark                    Reg. Date                  Reg. No.
-------                    ----                    ---------                  --------

                                                                 SCHEDULE III TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                         Non-U.S. Trademark Applications
   [List in alphabetical order by country/numerical order by application no.]

Country                     Mark                 Application Date          Application No.
-------                     ----                 ----------------          ---------------

                                   Trade Names

Country(s) Where Used                                      Trade Names
---------------------                                      -----------

                                                                         ANNEX I
                                                          TO THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                                    SUPPLEMENT NO. __ dated as of [ ], to the
                           Second Priority Collateral Agreement dated as of December [ ], 2003, among LAND O'LAKES, INC., a Minnesota cooperative corporation (the "Company"), [ ], each subsidiary of the Company listed on Schedule I thereto (each such subsidiary individually a "Guarantor" and collectively, the "Guarantors" and U.S. Bank National Association, a banking corporation ("U.S. Bank"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                  A. Reference is made to (i) the Indenture dated as of December 23, 2003 (the "Indenture"), among Land O'Lakes, Inc., the Guarantors and U.S. Bank National Association, as trustee, and (ii) the Lien Subordination and Intercreditor Agreement dated as of December 23, 2003 (the "Intercreditor Agreement"), among the Company, the Guarantors, JPMorgan Chase Bank and the Collateral Agent.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Second Priority Collateral Agreement and the Indenture.

                  C. The Company and the Guarantors have entered into the Second Priority Collateral Agreement in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes. Section 7.16 of the Second Priority Collateral Agreement provides that additional Subsidiaries of the Company may become Grantors and Pledgors under the Second Priority Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor and Pledgor under the Second Priority Collateral Agreement as consideration for the purchase of the Notes by the Initial Purchasers.

                  Accordingly, the Collateral Agent and the New Guarantor agree as follows:

                  SECTION 1. In accordance with Section 7.16 of the Second Priority Collateral Agreement, the New Guarantor by its signature below becomes a Grantor and Pledgor under the Second Priority Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Pledgor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Second Priority Collateral Agreement applicable to it as a Grantor and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Note Obligations

                                                                         ANNEX I
                                                          TO THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

(as defined in the Second Priority Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and lien on all of the New Guarantor's right, title and interest in and to the Collateral (as defined in the Second Priority Collateral Agreement) of the New Guarantor, subject to the provisions of the Intercreditor Agreement (as provided in Section 2.01 of the Second Priority Collateral Agreement). Each reference to a "Grantor" and "Pledgor" in the Second Priority Collateral Agreement shall be deemed to include the New Guarantor. The Second Priority Collateral Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Guarantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any office in a jurisdiction that has not adopted Revised
Article 9 of the Uniform Commercial Code in which it maintains books and records relating to the Collateral owned by it or which Collateral owned by it is located, (b) the New Guarantor hereby represents and warrants that set forth on
Schedule II attached hereto is a true and correct schedule of all Pledged Securities owned by such New Guarantor, and (c) set forth under its signature hereto, is the true and correct legal name of the New Guarantor, its jurisdiction of formation and the location of its chief executive office.

                  SECTION 5. Except as expressly supplemented hereby, the Second Priority Collateral Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                         ANNEX I
                                                          TO THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                  SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Second Priority Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Second Priority Collateral Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of the Company.

                  SECTION 9. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                  IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Second Priority Collateral Agreement as of the day and year first above written.

                                    [Name Of New Guarantor], a [_________]

                                       by ____________________________
                                          Name:
                                          Title:
                                          Address:

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Collateral Agent,

                                       by _____________________________
                                          Name:
                                          Title:
                                          Address:

                                                                      SCHEDULE I
                                                        TO SUPPLEMENT NO. ___ TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                           LOCATION OF NEW COLLATERAL

Description                                 Location
-----------                                 --------

                                                                     SCHEDULE II
                                                         TO SUPPLEMENT NO.___ TO
                                                             THE SECOND PRIORITY
                                                            COLLATERAL AGREEMENT

                     Pledged Securities of the New Guarantor

                                EQUITY SECURITIES

                                                             Number and
                  Number of             Registered            Class of            Percentage
Issuer           Certificate              Owner                Shares              of Shares
------           -----------            ----------           -----------          ----------

                                 DEBT SECURITIES

                         Principal
Issuer                    Amount                Date of Note             Maturity Date
------                   ---------              ------------             -------------